Economic Dependency	12 Months Ended
Dec. 31, 2016
Economic Dependency [Abstract]
Economic Dependency
Note 12 — Economic Dependency
Under various agreements, the Company has engaged the Advisor, its affiliates and entities under common control with the Advisor to provide certain services that are essential to the Company, including asset management services, supervision of the management and leasing of properties owned by the Company, asset acquisition and disposition decisions, as well as other administrative responsibilities for the Company including accounting and legal services, human resources and information technology.
As a result of these relationships, the Company is dependent upon the Advisor and its affiliates. In the event that these companies are unable to provide the Company with the respective services, the Company will be required to find alternative providers of these services.